Breakfast (8:30 – 9:30 AM) Welcome Tina Larson, President & COO R. Martin Chavez PhD, Chairman State of Recursion Chris Gibson PhD, Co-Founder & CEO Recursion OS Imran Haque PhD, VP of Data Science Lina Nilsson PhD, VP of Product Pre-Clinical Opportunities Laura Schaevitz PhD, SVP and Head of Research Tours & Demos Ben Mabey, Chief Technology Officer Lunch (12:00 – 1:00 PM) Welcome Back Heather Kirkby, Chief People Officer Dean Li MD PhD, Co-founder and Board Member Clinical Programs Shafique Virani MD, Chief Business Officer and Interim Chief Medical Officer Partnerships Matt Kinn, SVP of Business Development Financials & Potential Milestones Michael Secora PhD, Chief Financial Officer Closing Chris Gibson PhD, Co-Founder & CEO Zavain Dar, Board Member Reception, Tours & Demos (3:30 – 4:30 PM)

Welcome Remarks Tina M. Larson President and COO of Recursion Download Day 2023

Welcome Remarks R. Martin Chavez PhD Chairperson of Recursion Download Day 2023

Download Day 2023 State of Recursion Chris Gibson PhD Co-Founder / CEO

This presentation and any accompanying discussion and documents contain information that includes or is based upon "forward-looking statements" within the meaning of the Securities Litigation Reform Act of 1995. These forward-looking statements are based on our current expectations, estimates and projections about our industry and our company, management's beliefs and certain assumptions we have made. The words “plan,” “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements. Forward-looking statements made in this presentation include statements about Recursion's use of the proceeds from its private placement, the initiation, timing, progress, results, and cost of our research and development programs and our current and future preclinical and clinical studies, the potential size of the market opportunity for our drug candidates, our ability to identify viable new drug candidates for clinical development and the accelerating rate at which we expect to identify such candidates, our expectation that the assets that will drive the most value for us are those that we will identify in the future using our datasets and tools, and many others. Forward-looking statements made in this presentation are neither historical facts nor assurances of future performance, are subject to significant risks and uncertainties, and may not occur as actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. For a discussion of factors that could affect our business, please refer to the "Risk Factors" sections in our filings with the U.S. Securities and Exchange Commission, including our most recent Quarterly Report on Form 10-Q and our Annual Report on Form 10-K. This presentation does not purport to contain all the information that may be required to make a full analysis of the subject matter. We undertake no obligation to correct or update any forward- looking statements, whether as a result of new information, future events or otherwise. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the company’s own internal estimates and research. While the company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while the company believes its own internal research is reliable, such research has not been verified by any independent source. Any non-Recursion logos or trademarks included herein are the property of the owners thereof and are used for reference purposes only. 6

7 0.1 1 10 20201962 1970 1980 1990 2000 2010 NMEs per $B spent (inflation adjusted) Eroom’s Law: Drug discovery is becoming slower and more expensive over time Recursion Founded Adapted from Scannell et al and Our World in Data

8 0.1 1 10 50B 100M 500K 1K 20201962 1970 1980 1990 2000 2010 Compute Power (Transistors per Microprocessor)NMEs per $B spent (inflation adjusted) Moore’s Law: Computing power becomes faster and less expensive over time Eroom’s Law: Drug discovery is becoming slower and more expensive over time Adapted from Scannell et al and Our World in Data Recursion Founded

9Adapted from Scannell et al and Our World in Data 0.1 1 10 50B 100M 500K 1K 20201962 1970 1980 1990 2000 2010 Compute Power (Transistors per Microprocessor)NMEs per $B spent (inflation adjusted) Moore’s Law: Computing power becomes faster and less expensive over time Eroom’s Law: Drug discovery is becoming slower and more expensive over time Opportunity Recursion Founded

10 Hypothesis 1: In biology, structure suits function; by applying sophisticated analysis techniques to images of human cells, a new scale of biological insight can be unlocked

11 Hypothesis 2: By industrializing a small number of extraordinarily data-rich assays using automation and computation, biology and chemistry can be mapped and navigated, turning drug discovery into an efficient search problem

Machine Learning and Automation 12

Machine Learning and Automation 13

Traditional discovery pipeline Ideal discovery pipeline Broaden the funnel of potential target hypotheses & therapeutic starting points Identify failures earlier in the research cycle when they are relatively inexpensive, to rapidly narrow the neck of the funnel Accelerate delivery of high- potential drug candidates to the clinic 14

Preliminary data shown is the average of all our programs since late 2017. All industry data adapted from Paul, et al. Nature Reviews Drug Discovery. (2010) 9, 203–214 Screen — Hit ID — Validated Lead — Advanced Candidate — Development Candidate — Industry Recursion Failing faster and earlier to › › spend less › Co st to IN D ($ M ) 25 — 20 — 15 — 10 — 5 — 0 — Industry 40 — 30 — 20 — 10 — 0 — › and go faster 100 80 60 51 80% 75% 85% 100 64 25 64% 39% 62% 12 50% St ag e Ti m e to V al id at ed Le ad (m o) Recursion Industry Recursion 8 Industry Recursion 15

Maturing the TechBio value proposition in 2022

Initiated 5 clinical trials in 2022 (3 Ph2, 2 Ph1)

- Includes Ph1 FAP study completed by Recursion

Planning a **6th clinical trial** to initiate (Ph1b/2)

Novel oncology programs (Target Alpha, Target Gamma) nearing **IND-enabling studies**

Advancing collaborations in **Fibrosis (Bayer)** and **Neuroscience (Roche-Genentech)**

- $13B in potential milestones across 50+ possible programs plus royalties

---

We believe that we have built one of the **largest proprietary & relatable** in-vitro biological and chemical **datasets on Earth**

- >21 petabytes of data and >3 trillion searchable relationships



16

17

New today

Pipeline

- Guidance on top-line readout for Ph2 CCM program
- Guidance on interim Ph2 safety readout for NF2 program
- Guidance on Ph1 C diff readout
- Trial update on Ph2 FAP program
- Guidance on Ph1b/2 AXIN1/APC trial start
- Target disclosure for Project Gamma

Partnerships

- Update on Bayer collaboration including state of partnered pipeline
- Update on Roche/Genentech collaboration

Platform

- Announcement of RXRX3 and MolRec dataset releases

Strong Financials **~$550M in cash** and cash equivalents at the **end of 2022** with **potential for increased revenue** in the near term

18

Our Mission: Decode Biology to Radically Improve Lives

Impact

RecursionOS® Lina Nilsson PhD Vice President, Product Download Day 2023 Imran Haque PhD Vice President, Data Science

Recursion's map-based approach is designed to set the standard for drug discovery in the 21st century

Traditional Drug Discovery		Recursion Approach
Literature drives discovery. *Informs target-based hypotheses*	vs	**Platforms** drive discovery. *Unbiased & target agnostic*
Data are an exhaust. *Limited to testing hypotheses*	vs	**Data** are our fuel. *Shape our hypotheses*
Disparate data generation. *Siloed to individual programs and diseases*	vs	**Connected data** across programs. *Relatable high-dimensional data*
Linear process. *Little cross-program learning or iteration*	vs	**Virtuous cycles** of atoms & bits. *Iterative feedback accelerates learning*
Bespoke processes. *Low-dimensional assays & biomarkers*	vs	**Industrialized** to scale. *Automation & standardization*

22

Machine Learning and Automation 23

Biological Tools Automation Tools Computational Tools 24

25 Proprietary high-dimensional data Biological Tools >500 Billion High-quality neurons produced in-house in 2022 using completely novel techniques. Model and manipulate disease biology

26 Automation Tools >19PB Proprietary high-dimensional data Create scalable, repeatable and reliable laboratory processes 2.2 Million Wet-lab experiments per week Up to

Computational Tools Extract, organize and analyze highly structured data >21 Petabytes Proprietary high-dimensional data

28Image adapted from D’Orazio, M., et al. Nature Scientific Reports 2022. RNA Level Transcriptomics DNA Level (Population-Scale) Genomics Protein Level Proteomics Metabolates Level Metabolomics Organism Level Invivomics Cell Level Phenotypes Phenomics Built and scaled AspirationalExploratory

Maps of Biology & Chemistry Imran Haque Vice President, Data Science Download Day 2023

30

31

32

33

34

35 Traditional target-based screens A single target 1 million compounds

36 1 million compounds The entire genome

Machine Learning and Automation 37

Model diseases with diverse biological and chemical tools Detect and analyze subtle changes using ML algorithms Combine datasets to reveal known & novel relationships in our Maps of Biology Capture holistic and high-dimensional snapshots of cellular states 38

Multiple high-dimensional datasets validate and expand the total biological understanding of the disease model and hits 39

40 Relationships revealed in our maps become ‘hits’ for potential programs 1 Up to Transcriptome profiles every week Transcriptomic assays validate a hypothesis with additional high-dimensional, unbiased data 2 Detects more relationships between disease-relevant genes and each compound 3 Disease component gene set 1 Di se as e co m po ne nt g en e se t 2 Internal Myotonic Dystrophy Program

Digital animal studies build high- dimensional signatures of animal behavior and health 41

42 Traditional Animal Studies Recursion’s Digital Animal Studies

InVivomics measures animal behavior with less bias and more data

Traditional Animal Studies



Time on Rotarod (sec)
Days Post-Surgery
(c)
Sham 129/SvEMS
Sham C57
Sham FVB/N
CCI 129/SvEMS
CCI C57
CCI FVB/N

- Limited data generation
- Low-dimensional assays
- Influenced by human intervention
- Time-consuming
- Expensive

Recursion's Digital Animal Studies



Group 3
Group 2
Group 1
animal
Time

- Continuous data generation
- High-dimensional assays
- Unbiased
- Faster
- Cost-effective

43

44 ~2 months Real-time <1 week 1 year 1 week 6-8 weeks Recursion Disease Induction Liability InVivomics Digital Tolerability

45

46 Our approach will improve the efficiency of the DMTA chemistry cycle, reducing the number of cycles, shrinking the time required, and increasing throughput for each cycle. The Impact: Reduce time to candidate selection from months to weeks Make Test Design Analyze Automated Microsynthesis Automated DMPK Testing Facility Digital Chemistry Platform Digital Chemistry Platform

47 Digital Chemistry Platform Design Multi-objective generative chemistry MOGFNs outperform other benchmarked algorithms in numerous multi-objective settings in chemistry. rxrx.ai/neurips-2022 Multi-Objective GFlowNets

48 Foundation models for low-data prediction MolE achieves #1 or #2 performance on 14 of 22 Therapeutics Data Commons ADMET tasks, including all distribution and metabolism tasks, and #1 in 9 of 22. rxrx.ai/neurips-2022 Analyze Digital Chemistry Platform MolE: a molecular foundation model for drug discovery

49 Test Automated DMPK Testing Facility Automated DMPK Testing Recursion proprietary DMPK module designed to test up to 500 compounds / week on three critical DMPK assays, to drive programs and fuel machine learning.

50 Automated Microsynthesis MakeRobotic Synthesis Automation of chemical synthesis will enable broader SAR and faster turnaround time for active learning cycles.

Scalable Reliable Relatable 51

Pre-clinical Opportunities Laura Schaevitz PhD Senior Vice President, Head of Research Download Day 2023

53 Human Genes Hu m an G en es

… Challenging biology Patient genetics Complex genetic screens … Complex datasets Undruggable targets Recovery of function 54

Target Alpha: Potential first-in-class NCE with novel MOA to enhance anti-PD-(L)1 response

1. Cancer.gov 2. Haslam, A.; et al. JAMA Netw Open. 2019, 2, e192535. 2. Valentin,J.; et al. Journal of Oncology, Volume 2021, Article ID 5524685. 3. Ghisoni,E.; et al. European Journal of Cancer 149, 2021, 153; 4. Evaluate Pharma 1.9M US patients diagnosed with cancer in 20221 Recursion’s Goal Pre-clinical: Target α Minimize peripheral inflammatory side effects High proportion of treatment-limiting IRAE (Ex: 46%-melanoma3) No response in 88% of patients 44% eligible for checkpoint immunotherapy2 (2022 est. spend: $48 Billion4) Increase immune clearance of tumors 56

Pre-clinical: Target α

Potential first-in-class NCE with novel MOA to enhance anti-PD-(L)1 response

1 **Evaluation of 110 sensitization and resistance markers from public pooled CRISPR screens[1] in the Recursion Map**





2 **Identification of an unexpected, druggable gene similar to *BIRC2***



BIRC2
BIRC2 family
Gene A

New target identified for annotated Gene A inhibitor



Gene B
Gene A inhibitor (250 nM)
Gene A

3 **Identification of novel dual-targeting checkpoint modifier**

Monitor local immune engagement:
Show immune-based clearance and associated cytokines



Measure peripheral inflammation:
Show reduced inflammatory risk

1 Manguso et al., 2017, Lawson et al., 2020

57

Potentiation of immunotherapy Immunological memory Pre-clinical: Target α In vivo response: tumor clearance1.9M US patients diagnosed with cancer in 20221 High proportion of treatment-limiting IRAE (Ex: 46%-melanoma3) No response in 88% of patients 44% eligible for checkpoint immunotherapy2 (2022 est. spend: $48 Billion4) 581. Cancer.gov 2. Haslam, A.; et al. JAMA Netw Open. 2019, 2, e192535. 2. Valentin,J.; et al. Journal of Oncology, Volume 2021, Article ID 5524685. 3. Ghisoni,E.; et al. European Journal of Cancer 149, 2021, 153; 4. Evaluate Pharma

Pre-clinical: Target α Total CD45+ M2 Macrophages LAG3+ CD8 In vivo response: tumor clearance1.9M US patients diagnosed with cancer in 20221 High proportion of treatment-limiting IRAE (Ex: 46%-melanoma3) No response in 88% of patients 44% eligible for checkpoint immunotherapy2 (2022 est. spend: $48 Billion4) 591. Cancer.gov 2. Haslam, A.; et al. JAMA Netw Open. 2019, 2, e192535. 2. Valentin,J.; et al. Journal of Oncology, Volume 2021, Article ID 5524685. 3. Ghisoni,E.; et al. European Journal of Cancer 149, 2021, 153; 4. Evaluate Pharma

Pre-clinical: Target α IFN-ɣCXCL10 In vivo response: cytokine 1.9M US patients diagnosed with cancer in 20221 High proportion of treatment-limiting IRAE (Ex: 46%-melanoma3) No response in 88% of patients 44% eligible for checkpoint immunotherapy2 (2022 est. spend: $48 Billion4) 601. Cancer.gov 2. Haslam, A.; et al. JAMA Netw Open. 2019, 2, e192535. 2. Valentin,J.; et al. Journal of Oncology, Volume 2021, Article ID 5524685. 3. Ghisoni,E.; et al. European Journal of Cancer 149, 2021, 153; 4. Evaluate Pharma

1. Cancer.gov 2. Haslam, A.; et al. JAMA Netw Open. 2019, 2, e192535. 2. Valentin,J.; et al. Journal of Oncology, Volume 2021, Article ID 5524685. 3. Ghisoni,E.; et al. European Journal of Cancer 149, 2021, 153; 4. Evaluate Pharma Pre-clinical: Target α IFN-ɣCXCL10 In vivo response: cytokine 1.9M US patients diagnosed with cancer in 20221 No response in 88% of patients 44% eligible for checkpoint immunotherapy2 (2022 est. spend: $48 Billion4) High proportion of treatment-limiting IRAE (Ex: 46%-melanoma3) 61

Pre-clinical: Target α

Map-guided compound optimization



Core 1
CRO-based univariate readouts
Compound 1A
Compound 1B
Compound 1C
Biochemical
Reporter
Concentration (nM)

1. Medicinal chemistry efforts deployed to improve potency
2. Cellular and biochemical assays show clear SAR
3. Phenotype maintained as NCE progress



Target Phenotype
Compound 1B
Compound 1C
Compound 1A
Compound 1A
Compound 1C
Compound 1B
Target Phenotype

62

Core 2Core 1 Dramatic improvement in cellular activity could easily redirect chemistry efforts Pre-clinical: Target α CR O -b as ed u ni va ria te re ad ou ts Compound 1A Compound 1A Compound 1B Compound 1B Compound 1C Compound 1C Target Phenotype Compound 1B Compound 1C Compound 1A Compound 2B Compound 2B Compound 2A Compound 2A 63

Core 2Core 1 Dramatic improvement in cellular activity could easily redirect chemistry efforts Map-detected a divergent phenotype Pre-clinical: Target α CR O -b as ed u ni va ria te re ad ou ts Compound 1A Compound 1B Compound 1C Compound 2A Compound 2B Target Phenotype Compound 1B Compound 1C Compound 1A Compound 2BCompound 2A Compound 1A Compound 1B Compound 1C Compound 2BCompound 2A 64

Compound 2A Compound 2B Target Phenotype Compound 1B Compound 1C Compound 1A Despite activity in target and cellular assays, the compound series generated a clearly separate phenotype 1 Synthesis efforts immediately realigned on original series core2 New series annotated as CDK9 inhibitor by map inference and confirmed by biochemical assay3 Immediately-deprioritized series CDK9 Compound 2A at multiple concentrations Pre-clinical: Target α 65

Pre-clinical: Target α

Recursion OS essential to discovering program insights and driving efficient compound optimization

1 Unbiased discovery of an exciting dual targeting compound that appears to both enhance anti-PD1 response, while also decreasing peripheral inflammation

2 Recursion OS augmented our medicinal chemistry team enabling efficient optimization efforts on a molecule with essential polypharmacology


BIRC2
BIRC2 family
Gene A
New target identified for annotated Gene A inhibitor
Gene B
Gene A inhibitor (250 nM)
Gene A


Compound 2A at multiple concentrations
CDK9
Compound 2A
Compound 2B
Target Phenotype
Compound 1B
Compound 1C
Compound 1A
Compound 1A
Compound 1C
Compound 1B
Target Phenotype
Compound 2B
Compound 2A

66

Target Gamma: Novel CDK12-adjacent target, RBM39, for potentially treating HRD-negative ovarian cancer

Platinum-Sensitive Ovarian Cancer Patients HRD BRCAMUT BRCAWT mPFS (PARP vs. Placebo): 22 mo (HR, 0.40; 95% CI, 0.27-0.62) 20 mo (HR, 0.50; 95% CI, 0.31-0.83) 50% HRP 8 mo (HR, 0.68; 95% CI, 0.49-0.94) 50% 65%35% NCT02655016, N=733 patients with newly diagnosed, advanced ovarian cancer who responded to frontline platinum-based chemotherapy 2:1 to receive niraparib (n = 487) or placebo (n = 246). Niraparib is the only approved PARP in Ovarian cancer patients with HRP disease HRD: Homologous Recombination Repair Deficient HRP: Homologous Recombination Repair Proficient Data from cohort analysis of Phase 3 PRIMA trial for niraparib Pre-clinical: Target γ 68

• CDK12 has been advanced as a target to improve response in the HR-proficient setting • Selective inhibition of CDK12 over other CDKs, especially CDK13, is very challenging • Inhibition of target RBM39 (for example, with REC-65029) may mimic inhibition of CDK12 while mitigating toxicity due to CDK13 inhibition RBM39 CDK12 2.5μM 1.0μM REC-65029 0.1μM 0.25μM CDK13 REC-65029 Pre-clinical: Target γ Similar Opposite 69

Pre-clinical: Target γ

Novel CDK12-adjacent target, RBM39, induces tumor regression alone or in combination with PARPi in vivo

HR-*proficient* ovarian cancer PDX

Tumor volume


Log2 tumor volume (mm3)
32768
1024
32
1
0.03125
0
5
10
15
20
25
Days
**
***
Vehicle
Olaparib
REC-65029
REC-65029
+olaparib

Increase in rate to CR, durability in combination


% CR
150
100
50
0
0
20
40
60
80
Days
Treatment end
Vehicle
Olaparib
REC-65029
REC-65029
+olaparib

*OV0273 PDX – REC-65029 dosed at 85 mg/kg PO, BID, olalparib dosed at 90mg/kg PO QD; ** p<0.01 **** p<0.0001 relative to vehicle*

70

Pre-clinical: Target γ REC-0065029 is tolerated at an efficacious dose 1 Digital tolerability uncovers safety concern for REC- 1170204 at an efficacious dose 2 REC-1321245 demonstrates improved tolerability at efficacious doses 3 71

72  Target Alpha and Gamma reaching IND-enabling studies in 2023  Continuing to augment our digital chemistry and predictive capabilities (property assessment, DMPK, ADMET, etc.)  Continuing to drive potential first-in-disease or first-in-class programs at greater automation and scale Pre-clinical 72

RxRx3 Dataset & MolRec Application Ben Mabey Chief Technology Officer Download Day 2023

Leading the field in open science – RxRx3

RxRx3: Phenomics Map of Biology

- Spans CRISPR knockouts of most of the human genome, ~17k genes
- 1,600 FDA approved and commercially available bioactive compounds at 8 concentrations and tens of thousands of control images
- 2.2 million images and deep learning embeddings of HUVEC cells, over 100TB
- Recursion's 5th major public dataset release,
  - **100 times larger than our previous datasets *combined***

74

75 Compound-specific data viewable in MolRec ™ ADMET & More >250K Transcriptomics Experiments InVivomics Video Data Phenomics Data Spanning 175 million Experiments and 48 Human Cell Types RxRx3

Leading the field in open science – MolRec™ using RxRx3

MolRec™ is a *simplified* version of one of Recursion's internal compound intelligence tools

- A demo/freemium app to illustrate what can be done with this data. This is not our flagship internal Map App.
- We are providing this tool for basic exploration of compound/compound and compound/gene relationships across ~1,600 FDA approved and commercially available bioactive compounds
- All plots and driven by this single dataset highlighting the power and flexibility of our phenomics-based platform



Cell Count Impact
Cell Count Percent
GSK429286A
Concentration (µM)
Statistical Significance
Empirical P-Value
Concentration (µM)
Cosine Sim Concentration Response Curves
Cosine Similarity
Concentration (µM)

76

The majority of the genes (~16k) are anonymized / blinded to facilitate a "sneak peek" 77

• Offer a glimpse of the power of Recursion’s internal data and tools to pique the interest of potential partners • Provide the largest dataset of its kind to date to enrich the field and foster the next generation of computational biologists • Discover new methods and bright talent that we can bring in house 79

Clinical Programs Shafique Virani MD Chief Business Officer & Interim Chief Medical Officer Download Day 2023

Partnership strategy Discovery Partnerships Partner in complex therapeutic areas requiring large financial commitment and competitive market dynamics Leverage partner knowledge and clinical development capabilities 81 Fibrosis Other large, intractable areas of biology Neuroscience *and a single oncology indication Internal Pipeline - Rare Genetic Diseases Internal Pipeline Build wholly-owned pipeline in indications with potential for accelerated path to approval Pipeline strategy Precision Oncology Rare Disease

Our pipeline reflects the scale and breadth of our approach

Therapeutic Area	Indication
Oncology	**FAMILIAL ADENOMATOUS POLYPOSIS** *(APC; est. 50K)*
	AXIN1/APC MUTANT CANCERS *(AXIN1/APC mutant cancers; est. 32K)*
	CANCER IMMUNOTHERAPY, TARGET DELTA *(Multiple; 88K[2])*
	MYC-DRIVEN ONCOLOGY *(MYC; est. 54K[1])*
	CANCER IMMUNOTHERAPY TARGET ALPHA *(Multiple; 72K[2])*
	CANCER IMMUNOTHERAPY TARGET BETA *(Multiple; 15K[2])*
	HR-PROFICIENT OVARIAN CANCER TARGET GAMMA *(HR-proficient ovarian cancer; 13K)*
Rare & Other	**CEREBRAL CAVERNOUS MALFORMATION** *(CCM; est. 360K[3])*
	NEUROFIBROMATOSIS TYPE 2 *(NF2; est. 33K[4])*
	CLOSTRIDIUM DIFFICILE COLITIS *(est. 730K)*
Partnership Programs *MULTIPLE PROGRAMS ADVANCING SIMULTANEOUSLY*	



Late Discovery
Preclinical
Phase 1
Phase 2
Phase 3

More than a dozen early discovery and research programs in oncology, neuroscience, inflammation & immunology, and rare disease

All populations defined above are US and EU5 incidence unless otherwise noted. EU5 is defined as France, Germany, Italy, Spain and UK. (1) Our program has the potential to address a number of indications driven by MYC alterations, totalling 54,000 patients in the US and EU5 annually. We have not finalized a target product profile for a specific indication. (2) Our program has the potential to address a number of indications in this space. (3) Prevalence for hereditary and sporadic symptomatic population. (4) Annual US and EU5 incidence for all NF2-driven meningiomas.

82

REC-994 for the Treatment of Symptomatic Cerebral Cavernous Malformations (CCM) Target / MOA Superoxide Scavenger Molecule Type Small Molecule Lead Indication(s) Cerebral Cavernous Malformations Status Phase 2 Designation(s) US & EU Orphan Drug Source of Insight Recursion OS

84 • Large unmet need for a novel nonsurgical treatment • Vascular malformations (cavernomas) in the brain and spinal cord • High-risk for hemorrhage creates “ticking time bomb” • Progressive increase in CCM size and number over time in those with familial disease • Debilitating symptoms, including intractable seizure, intracerebral hemorrhage, focal neurological deficits Description “Historically, cavernomas have been managed primarily with observation, surgical resection, and occasionally radiotherapy. However, for a number of reasons, many patients with cavernomas must endure a life with neurologic symptoms” - Ryan Kellogg, MD, Investigator at the University of Virginia 84 Clinical: CCM

Clinical: CCM

CCM is an Under-Appreciated Orphan Disease

Non-oncology Orphan Indication	Product	U.S. + EU5 Prevalence
Cerebral cavernous malformation (CCM)	REC-994 (Recursion)	>1,800,000 (Symptomatic: ~360,000)
Idiopathic pulmonary fibrosis (IPF)	Esbriet (pirfenidone)	>160,000
Cystic fibrosis (CF)	VX-669/ VX-445 + Tezacaftor + Ivacaftor - Vertex	>55,000
Spinal muscular atrophy (SMA)	SPINRAZA (nusinersen)	>65,000

Source: Angioma Alliance ; Flemming KD, et al . Population-Based Prevalence of Cerebral Cavernous Malformations in Older Adults: Mayo Clinic Study of Aging. JAMA Neurol. 2017 Jul 1;74(7):801-805. doi: 10.1001/jamaneurol.2017.0439. PMID: 28492932; PMCID: PMC5647645 ; Spiegler S, et al Cerebral Cavernous Malformations: An Update on Prevalence, Molecular Genetic Analyses, and Genetic Counselling. Mol Syndromol. 2018 Feb;9(2):60-69. doi: 10.1159/000486292. Epub 2018 Jan 25. PMID: 29593473; PMCID: PMC5836221; Maher T, et al Global incidence and prevalence of idiopathic pulmonary fibrosis. Respir Res. 2021 Jul 7;22(197). Doi: 10.1186/s12931-021-01791-z. PMID: 34233665. DRG 2022 Solutions, Report: Epidemiology, Cystic Fibrosis. CDC: SMA

85

Clinical: CCM

Disease Overview : Cerebral Cavernous Malformations (CCM)



Julia – living with CCM

Patient Population – Large and Diagnosable

- **>1 million patients** worldwide live with these lesions today
- Caused by loss of function mutation in one of three genes: *CCM1 (60%), CCM2 (20%),* and *CCM3 (20%)*
- Inherited autosomal dominant mutation in 30-40%; or sporadic
- US symptomatic population is more than 5 times larger than other rare diseases like **Cystic Fibrosis** (>31k patients) and **Spinal Muscular Atrophy** (>33k patients)

No Approved Medical Therapy

- **No approved drugs** for CCM and *no other* potential therapeutic in industry-sponsored clinical development
- Most patients receive **no treatment** or only **symptomatic therapy**
- Surgical resection or stereotactic radiosurgery not always feasible because of location of lesion and is not curative

~360,000 Symptomatic US + EU5 patients

Source: Angioma Alliance ; Flemming KD, et al . Population-Based Prevalence of Cerebral Cavernous Malformations in Older Adults: Mayo Clinic Study of Aging. JAMA Neurol. 2017 Jul 1;74(7):801-805. doi: 10.1001/jamaneurol.2017.0439. PMID: 28492932; PMCID: PMC5647645 ; Spiegler S, et al Cerebral Cavernous Malformations: An Update on Prevalence, Molecular Genetic Analyses, and Genetic Counselling. Mol Syndromol. 2018 Feb;9(2):60-69. doi: 10.1159/000486292. Epub 2018 Jan 25. PMID: 29593473; PMCID: PMC5836221.

86

87 • Symptoms associated with both increased size of lesions, but also inflammation or activation of lesions within the immunopriviledged environment of the brain • Lesions arise from the capillary bed and are not high-pressure (e.g. the lesion growth is unlikely to be primarily driven by the law of Laplace) • The Recursion Vascular Stability Hypothesis: • Eliminating the lesions may not be required for significant patient benefit • Slowing or halting the growth of the lesions while mitigating lesion leakiness and endothelial cell activation to halt the feed-forward inflammatory reaction may mitigate some symptoms and be beneficial to patients Novel therapeutic approach 87 Clinical: CCM

Clinical: CCM Storkebaum, et al. Cerebrovascular disorders: molecular insights and therapeutic opportunities. Nature Neuroscience, 2011 88

Clinical: CCM Gibson, et al. Strategy for identifying repurposed drugs for the treatment of cerebral cavernous malformation. Circulation, 2015 89

Clinical: CCM siCTRL siCCM2 Gibson, et al. Strategy for identifying repurposed drugs for the treatment of cerebral cavernous malformation. Circulation, 2015 90

Clinical: CCM Gibson, et al. Strategy for identifying repurposed drugs for the treatment of cerebral cavernous malformation. Circulation, 2015 siCTRL siCCM2 siCCM2 + Simvastatin siCCM2 + Cholecalciferol siCCM2 + REC-994 To the human eye, Simvastatin looks like the only potential rescue in this panel. However, we already know that at the doses tested it did not rescue the translational animal model… …but according to a basic machine-learning classifier trained on images, cholecalciferol, REC-994 and other molecules show image-based rescue. 91

Clinical: CCM

Further Confidence : Preclinical Studies Confirm Insight

Preclinical Studies: REC-994 reduces lesion burden and ameliorates vascular defects in genetic mouse models of CCM

1 Reduces lesion number and size in *Ccm1* and *Ccm2* LOF mouse models


Ccm1 LOF Model
Total Lesion Number
1000
800
600
400
200
0
Vehicle
10 mM
*
Average Lesions per Animal
300
200
100
0
Vehicle
REC-994
0.000 - 0.014
0.014 - 0.029
0.029 - 0.058
0.058 - 0.115
0.115 - 0.230
0.230 - 0.461
0.461 - 0.922
0.922 - 1.843
1.843 - 3.686
3.686 - 7.373
7.373 - 14.746
14.746 - inf
Lesion size (mm²)


Ccm2 LOF Model
Total Lesion Number
500
400
300
200
100
0
Vehicle
10 mM
Average Lesions per Animal
150
100
50
0
Vehicle
REC-994
0.000 - 0.014
0.014 - 0.029
0.029 - 0.058
0.058 - 0.115
0.115 - 0.230
0.230 - 0.461
0.461 - 0.922
0.922 - 1.843
1.843 - 3.686
3.686 - 7.373
7.373 - 14.746
14.746 - inf
Lesion size (mm²)

2 Completely rescues acetylcholine-induced vasodilation defect


WT
ecKO
ecKO + REC-994
% Vasodilation
80
60
40
20
0
**
**
**
PRE -9 -8 -7 -6 -5 -4
Acetylcholine [Log M]

REC-994 stabilizes the integrity of vasculature against challenges to permeability

3 Rescues dermal permeability defect in CCM2 mice


DMSO control
REC-994
Dermal Permeability (Absorption, AU)
0.06
0.04
0.02
0
*
Ccm2 WT
Ccm2 ecKO

Vascular permeability is a clinically relevant feature of CCM lesions

Source:: Data above from Gibson, et al. Strategy for identifying repurposed drugs for the treatment of cerebral cavernous malformation. Circulation, 2015 or Recursion internal data (Ccm1 mouse model)

92

Clinical: CCM

REC-994 – Mechanism of Action

Healthy



Plasma Membrane
CCM1
CCM2
FOX01
SOD2
Nucleus
SOD2
O2-
H2O2
Mitochondria
eNOS
NO

By regulating SOD2, CCM1 (KRIT1) & CCM2 suppress:

- Endothelial cell activation
- Smooth muscle proliferation
- Leukocyte adhesion
- Platelet aggregation

CCM



Plasma Membrane
CCM1
FOX01
SOD2
O2-
Nucleus
H2O2
Mitochondria
eNOS
NO
ONOO

***CCM1* or *CCM2* loss of function leads to activated endothelium:**

- Decreased cell-cell junctional integrity and increased monolayer permeability
- Impaired vasodilation
- Cavernous angioma formation

REC-994 Impact



Plasma Membrane
CCM1
FOX01
SOD2
Nucleus
O2-
H2O2
REC-994
Mitochondria
eNOS
NO

Dosing of REC-994 restores normal function:

- Normalized ROS balance
- Restores quiescent endothelial cell state
- Stabilizes endothelial barrier function

Adapted from REC-994 Investigator Brochure

93

REC-994 Phase 1 Studies - well-tolerated with no dose-dependent adverse events in SAD and MAD Clinical: CCM MAD Study Placebo 50 mg 200 mg 400 mg 800 mg Total Number of TEAEs Total Subjects with ≥ one TEAE 5 4 0 0 10 3 4 3 15 4 Severity Mild Moderate Severe 3 1 0 0 0 0 3 0 0 3 0 0 3 1 0 Relationship to Study Drug None Unlikely Possibly Likely Definitely 3 1 0 0 0 0 0 0 0 0 0 1 0 2 0 2 1 0 0 0 1 2 0 1 0 Total Number of SAEs Total Subject with ≥ one TEAE Discontinued Study Drug Due to AE 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 Source: REC-994 for the Treatment of Symptomatic Cerebral Cavernous Malformation (CCM) Phase 1 SAD and MAD Study Results. Oral Presentation at Alliance to Cure Scientific Meeting. 2022 Nov 17 94

Clinical: CCM

SYCAMORE Clinical Trial : REC-994 Phase 2 Underway

Phase 2 trial initiated in Q1 2022

Enrollment Criteria

- MRI-confirmed CCM lesion(s)
- Familial or sporadic
- Symptoms directly related to CCM

Outcome Measures

- Primary: Safety and tolerability
  - Adverse events & symptoms
- Secondary: Efficacy
  - Clinician-measured outcomes (CGI and PGI)
  - Imaging of CCM lesions – number, size & rate of change
  - Impact of acute stroke (mRS, NIHSS)
  - Patient reported outcomes (SMSS, PROMIS-29, CCM HI, symptom questionnaires)
- Exploratory: Biomarkers


Screening & Randomization 1:1:1
Treatment
Follow-up
Enroll 60
400mg
200mg
Placebo
12 Months Treatment Period
Extension study
Visits: Days 1 & 2
Months 1, 3, 6, 9 & 12

Trial Update

- Enrollment is progressing
- Top-line data expected 2H 2024

Source: https://www.clinicaltrials.gov/ct2/show/NCT05130866?term=recursion&draw=2&rank=3; https://www.SycamoreCCM.com/

95

REC-2282 for the Treatment of Progressive Neurofibromatosis Type 2 (NF2) Mutated Meningiomas Target / MOA HDAC Inhibitor Molecule Type Small Molecule Lead Indication(s) NF2 Mutated Meningiomas Status Phase 2/3 Designation(s) Fast Track; US and EU Orphan Drug Source of Insight Recursion OS

Clinical: NF2

Disease Overview : Neurofibromatosis Type 2 (NF2)



Ricki – living with NF2

Patient Population – Large and Diagnosable

- Rare autosomal dominant tumor syndrome resulting from biallelic inactivation of the *NF2* gene which leads to deficiencies in the tumor suppressor protein merlin
- **NF2 can be inherited or spontaneous** (>50% of patients represent new mutations); up to 1/3 are mosaic
- CNS manifestations: meningiomas and vestibular schwannomas; mean age at presentation: **~20 years**

No Approved Medical Therapy

- **No approved drugs** for NF2
- **Surgery** is standard of care (when feasible)
- Location may make complete resection untenable, leading to hearing loss, facial paralysis, poor balance and visual difficulty

Source: https://rarediseases.org/rare-diseases/neurofibromatosis-2

97

Clinical: NF2

Disease Overview : Neurofibromatosis Type 2 (NF2) Meningiomas

- Most tumors are benign and slow growing but location in CNS leads to serious morbidity or mortality
- Prognosis is adversely affected by early age at onset, a higher number of meningiomas and having a truncating mutation


Intracranial Meningioma


>66,000 Patients have Meningiomas
~3,500 NF2 Patients have Meningiomas (Familial)
~29,500 Patients who have Meningiomas that Harbor NF2 Mutations (Sporadic)

~33,000

Treatable US + EU5 patients

- Threatens mortality; if amenable, surgical excision is primary intervention
- Many patients have multiple meningiomas that exhibit heterogenous behavior and asynchronous growth
- **Stasis or shrinkage of tumor could improve prognosis**

Source: Pemov, et al. Comparative clinical and genomic analysis of neurofibromatosis type 2-associated cranial and spinal meningiomas. Nature. 2020 Jul 28;10(12563). Doi: https://doi.org/10.1038/s41598-020-69074-z; NORD

98

Clinical: NF2

Insight from OS : REC-2282 Rescued Loss of *NF2*


Sick
Healthy
Drug
REC-2282
1 μM
Healthy Cells
NF2 knockdown cells
Side Effect Score Median
Disease Score Median
50
40
30
20
10
0
-10
-0.2
0
0.2
0.4
0.6
0.8
1
1.2

REC-2282 identified as rescuing HUVEC cells treated with NF2


Control
NF2 siRNA

HUVEC, human umbilical vein endothelial cells; NF2, neurofibromatosis type 2; siRNA, small interfering RNA.

99

Clinical: NF2

REC-2282 – Mechanism of Action

Orally Bioavailable, CNS-penetrating, Small Molecule HDAC Inhibitor


1
2
3
Plasma Membrane
RTK
Merlin
PI3K
?
P
AKT
PP1
P
mTORC1
PP1
eIF4F
HDAC
Normal cell proliferation and survival
Constitutive activation is independent of extracellular factors and does not respond to biochemical signals that would normally regulate activity
Merlin
P
AKT
P
mTORC1
eIF4F
Cell proliferation and survival
Merlin
AKT
PP1
mTORC1
eIF4F
PP1
HDAC
REC-2282
Cell proliferation and survival

1. NF2 encodes for the protein Merlin and negatively regulates mTOR signaling
2. Loss of Merlin leads to increased signaling in the PI3K/AKT/mTOR pathway
3. Oncogenic mTOR signaling arrested with HDAC inhibitors

AKT, protein kinase B; eIF4F, eukaryotic initiation factor 4F; HDAC, histone deacetylase; mTor, mammalian target of rapamycin; mTORC1; mammalian target of rapamycin complex 1; NF2, neurofibromatosis type 2; PI3K, phosphoinositide 3-kinase; PP1, protein phosphate 1; Ras, reticular activating system.

100

Clinical: NF2

Further Confidence : Preclinical Studies Confirming Insight

REC-2282 preclinical studies demonstrated clear in-vivo efficacy in multiple NF2 tumor types

1 Shrinks vestibular schwannoma xenografts in nude mice


Vehicle
% Change tumor vol.
% change in tumor volume from baseline MRI
60%
50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
REC-2282
% Change tumor vol.
% change in tumor volume from baseline MRI
10%
0%
-10%
-20%
-30%
-40%
-50%

2 Prevents growth & regrowth of NF2-deficient meningioma model in mice


Total Flux (photons/second)
9.01E+06
8.01E+06
7.01E+06
6.01E+06
5.01E+06
4.01E+06
3.01E+06
2.01E+06
1.01E+06
1.00E+04
0 1 6 1 2 3 4 5 6
+ AR-42 (months)
+ Normal diet (months)

https://link.springer.com/article/10.1007/s00280-020-04229-3

101

• Evaluable Patients: CNS Solid Tumors: NF2 N=5; Non-CNS Solid Tumors: N=10 • PFS: CNS solid tumors = 9.1 months; Non-CNS solid tumors = 1.7 months • Best overall response = SD in 8/15 patients (53%; 95% CI 26.6–78.7) • Longest duration of follow-up without progression: > 27 months (N=1) • Most common AEs: cytopenia, fatigue, nausea 0 1 2 3 4 5 6 7 8 9 10 Overall Non-CNS solid tumors CNS solid tumors Months Progression-Free Survival 9.1m 1.7m 3.6m Clinical: NF2 Well understood clinical safety ... Multiple investigator-initiated studies in oncology indications Lengthy human clinical exposure in NF2 – multiple patients on drug for several years Well-characterized side effect profile … with a drug-like profile Established and scalable API manufacturing process Multiple cGMP batches of 10mg and 50mg tablets have been manufactured Excellent long-term stability 102

103 1Sborov DW, et al. A phase 1 trial of the HDAC inhibitor AR-42 in patients with multiple myeloma and T- and B-cell lymphomas. Leuk Lymphoma. 2017 Oct;58(10):2310-2318. 2Collier KA, et al. A phase 1 trial of the histone deacetylase inhibitor AR-42 in patients with neurofibromatosis type 2-associated tumors and advanced solid malignancies. Cancer Chemother Pharmacol. 2021 May;87(5):599-611. 3 Prescribing Information of Vorinostat/Belinostat/Romidepsin respectively Clinical: NF2 REC-2282 Would be First-In-Class HDAC Inhibitor for Treatment of NF2 Meningiomas 103

Phase 2/3 trial initiated in Q2 2022 Outcome Measures Enrollment Criteria • MRI-confirmed progressive meningioma • Either of the below • Sporadic meningioma with confirmed NF2 mutation • Confirmed diagnosis of NF2 disease • Primary: Safety and tolerability • Progression-free survival • Time to progression • Duration of response • Overall response rate https://clinicaltrials.gov/ct2/show/NCT05130866 Clinical: NF2 Interim Analysis  Go/No-go to Ph3  PFS  Safety/Tolerability  PK Enroll 20 40mg 60mg 6 Months Tx Period 20 Months Tx Period Extension Study Cohort A Final Data Screening & Randomization 1:1 Treatment Follow-up Agreement on Phase 3 registration plans FDA Mtg Phase 2 (Cohort A) Enroll 60 Phase 3 (Cohort B) 26 Months Tx Period Extension Study Interim Analysis  At 50% of events  For Sample size re-estimation (i.e., adaptive design) • Enrollment is progressing • Interim safety analysis expected 2024 Trial Update 104

REC-4881 for the Treatment of Familial Adenomatous Polyposis (FAP) Target / MOA MEK Inhibitor Molecule Type Small Molecule Lead Indication(s) Familial Adenomatous Polyposis Status Phase 2 Designation(s) Fast Track; US and EU Orphan Drug Source of Insight Recursion OS

Clinical: FAP

Disease Overview : Familial Adenomatous Polyposis



Polyps Found in Colon and Upper GI Tract

Patient Population – Easily Identifiable

- Autosomal dominant tumor predisposition syndrome caused by a mutation in the APC gene
- Classic FAP (germline mutation) :
    - Hundreds to thousands of polyps in colon and upper GI tract
    - Extraintestinal manifestations (e.g. desmoid tumors)
    - 100% likelihood of developing colorectal cancer (CRC) before age 40, if untreated

~50,000 Diagnosed US + EU5 patients

https://www.hopkinsmedicine.org/health/conditions-and-diseases/familial-adenomatous-polyposis

106

107 No Approved Medical Therapy • Standard of care: colectomy during adolescence (with or without removal of rectum) • Post-colectomy, patients still at significant risk of polyps progressing to GI cancer • Significant decrease in quality-of-life post-colectomy: continued endoscopies and surgical intervention Polyps on mucosal membrane of colon Cross section of colon and rectum Multiple polyps in the colon Sigmoidoscope Scope view Clinical: FAP “Despite progress with surgical management, the need for effective therapies for FAP remains high due to continued risk of tumors post-surgery” - Niloy Jewel Samadder, MD, Mayo Clinic https://www.hopkinsmedicine.org/health/conditions-and-diseases/familial-adenomatous-polyposis 107

Clinical: FAP

Insight from OS : Rescued Loss of *APC*, Inhibited Tumor Growth

REC-4881 rescued phenotypic defects of cells with APC knockdown


Sick
Healthy
Drug
REC-4881
0.1 µM
Healthy Cells
APC knockdown cells
Side Effect Score Median
Disease Score Median
0
5
10
15
20
25
-1
-0.5
0
0.5
1
1.5

- Compared to thousands of other molecules tested, REC-4881 rescued phenotypic defects substantially better (including better rescue than other MEK inhibitors) for APC specific knockdown
- Findings validated in tumor cell lines and spheroids grown from human epithelial tumor cells with *APC* mutation
  - 1,000x more selectivity in tumor cell lines with *APC* mutation
  - Inhibited growth and organization of spheroids

108

109 Goitre et al., PLoS ONE, 2010. 3 3 REC-4481 inhibits MEK 1/2 and recovers the destabilization of RAS by the β-Catenin destruction complex, restoring the cell back to a Wnt-off like state 2 1 Orally Bioavailable, Small Molecule MEK Inhibitor Disease State REC-4881 Impact Clinical: FAP 109

110 APC, adenomatosis polyposis coli; ERK, extracellular signal-regulated kinase; FAP, familial adenomatous polyposis. Clinical: FAP ↓ High-Grade Dysplasia 2• In-vivo efficacy in APCmin mouse model • Apcmin = FAP disease model • Mice treated once daily for 8 weeks After 8 weeks of treatment: ↓ Polyp Count1 1 2 To ta l P ol yp C ou nt (+ /- SE M ) H ig h G ra de A de no m as (% ) 110

Clinical: FAP

Further Confidence : Clinical Data Generated by Recursion

REC-4881-101: Single-center, double-blind, placebo-controlled, dose-escalation study in healthy volunteers

- Group 1 (n=13): Food effect crossover (REC-4881 4 mg/PBO [fed/fasted]), followed by single dose REC-4881 8 mg/PBO [fed]
- Group 2 (n=12): Matched single ascending dose (REC-4881 4 mg/PBO; REC-4881 8 mg/PBO; REC-4881 12 mg/PBO)

Accomplished

- Recursion formulation yields exposures comparable to Takeda
- No food effect
- Dose proportional increases in exposure
- Similar to C20001 study, observed pERK inhibition (i.e. target engagement) at 8 mg and 12 mg doses
- Acceptable safety profile

Note: AE, adverse event; MEK, mitogen-activated protein kinase; NHV, normal healthy volunteer; pERK, phosphorylated extracellular signal-regulated kinase; SAE, serious adverse event.

111

Clinical: FAP

TUPELO Clinical Trial : REC-4881 for FAP Phase 2 Underway

Phase 2 trial initiated in Q3 2022

Enrollment Criteria

- Confirmed *APC* mutation
- Post-colectomy/proctocolectomy
- No GI cancer present
- Polyps in either duodenum (including ampulla of Vater) or rectum/pouch

Outcome Measures

- Primary:
  - Part 1: PK
  - Part 2: % Change from Baseline in Polyp Burden
- Secondary:
  - Part 1: Safety & Tolerability
  - Part 2: PK; PD; Change from Baseline in Polyp Number, Histological grade, disease scoring
- Exploratory:
  - Part 1: PD
  - Part 2: Time to first occurrence of FAP-related event; Change from baseline in extent of Desmoid Disease



Part 1
Enroll
N = 7
(5:2 active/placebo)
Single Dose (4mg or PBO)
Multiple Dose (4mg or PBO)
Option to roll into Part 2...
Screening & Randomization 1:1:1:1
Treatment
Follow-up
Part 2
Enroll
N = 34/arm
4mg
8mg
12mg
Placebo
*Option to drop an active dose arm after Interim Analysis of the first 16 participants (blinded safety and PK/PD data review only)
6 Months Treatment Period
Extension study

Trial Update

- Recent protocol amendments aimed at accelerating quality and pace of the trial

https://clinicaltrials.gov/ct2/show/NCT05552755

112

REC-4881 for the Treatment of Solid Tumors with AXIN1/APC Mutant Cancers Target / MOA MEK Inhibitor Molecule Type Small Molecule Lead Indication(s) Solid Tumors with AXIN1/APC Mutant Cancers Status Phase 1b/2 Source of Insight Recursion OS

Clinical: AXIN1/APC

Disease Overview : *AXIN1/APC* mutant cancers



Gross morphology of HCC tumor

- **Sustained Wnt signaling** is a frequent driver event found across a wide variety of solid tumors
- Dysregulation of β-catenin destruction complex due to inactivating mutations in *AXIN1/APC* **leads to sustained Wnt signaling promoting** cancer progression and survival[1]
- *AXIN1/APC* **mutant solid tumors** are considered clinically aggressive and resistant to standard treatments

"Nothing in HCC has immediate therapeutic relevance and the most common mutations are TERT, TP53, and Wnt (CTNNB1/AXIN1/APC) and combined these alterations define almost 80% of patients and are not targetable"

\- **KOL,** Clinical Investigator, Texas

[1]Bugter, J.M., et al. Nat Rev Cancer, 2021, **21**, pp.5-21

114

Clinical: AXIN1/APC

Disease Overview : *AXIN1/APC* mutant cancers

Tumor Type	Alteration Frequency[1]	Treatable Population[2,3] (US+EU5)
LUAD	11%	10,000
HCC	12%	7,600
Prostate	11%	5,600
Bladder	8%	3,700
Esophageal	7%	2,000
Endometrial	12%	1,500
PDAC	2%	1,000
Ovarian	1%	350
TNBC	2%	200
		~32,000

Flexible Patient Selection Strategy and Study Design

- *AXIN1* and *APC* genes covered by commercially available NGS panels and liquid biopsy detection assays
- FDA guidance supports utility of ctDNA as patient selection for the detection of alterations for eligibility criteria and as a stratification factor for trials enrolling marker-positive and marker-negative populations[4]
- Multiple tumor types will inform study design and patient selection

Preclinical data with REC-4881 at clinically relevant exposures in HCC and Ovarian PDX mouse models gives confidence to pursue other mutant cancer types

[1]Represents higher of either AXIN1 or APC alteration frequency; obtained from cbioportal.org. [2]Represents 2L prevalance estimates; obtained from DRG. [3]HCC treatable population includes potential 1L treatment regimen.
[4] https://www.fda.gov/media/158072/download

115

Clinical: AXIN1/APC

Insight from OS : Novel Insight around Established MoA


REC-4881 Dosage
0.1µM
0.25µM
1.0µM
2.5µM
APC
AXIN1
Similar
Opposite

Heat map from Recursion OS

Hypothesis: Rescue of *AXIN1* may impact tumor progression and/or restore checkpoint sensitivity in cancers driven by *AXIN1* loss

Recursion Differentiation: REC-4881 rescues tumor suppressor genes *APC* and *AXIN1*

- *APC* and *AXIN1* are negative regulators of Wnt signaling
- Both proteins form part of the B-catenin destruction complex. Strong clustering suggests map recapitulation of this biology

116

Clinical: AXIN1/APC

Further Confidence : Preclinical Studies Confirming Insight

Efficacy found in In Vivo Mice Models …


AXIN1/APC Mutant
AXIN1/APC Wildtype
Tumor Growth Inhibition (%)
100
80
60
40
20
0
-20
Average TGI: ~70% mutant vs ~49% wildtype
Median TGI: ~72% mutant vs ~48% wildtype

Note: REC-4881 dosed at 3 mg/kg QD for up to 21 days. 3 mice per treatment per model (3 x 3 x 3) design

… Led to Significant Progression Free Survival


AXIN1/APC mutant
REC-4881
Untreated
Probability of progression-free (by tumor doubling)
1.0
0.8
0.6
0.4
0.2
0.0
0
5
10
15
20
Time after treatment (d)
p = 0.0009
AXIN1 / APC wildtype
REC-4881
Untreated
Probability of progression-free (by tumor doubling)
1.0
0.8
0.6
0.4
0.2
0.0
0
5
10
15
20
Time after treatment (d)
p = 0.23

117

118  Finalize design of a Phase 1b/2 biomarker-enriched trial  Initiate Phase 1b/2 trial in select tumor types in early 2024  Identify suitable partners for genetic testing capabilities  Evaluate REC-4881 in combination with targeted and/or immune modulating agents Clinical: AXIN1/APC 118

REC-3964 for the Treatment of Clostridium Difficile Infection Target / MOA Selective C. diff Toxin Inhibitor Molecule Type Small Molecule Lead Indication(s) Clostridium Difficile Infection Status Phase 1 Source of Insight Recursion OS

Clinical: C. *diff*

Disease Overview : Clostridium Difficile Infection (CDI)

C.diff is the leading cause of antibiotic-associated diarrhea

(over 500,000 annual cases)



Hospitalized patients
Surgery
Infection
Antibiotics
Diarrhea
Recurrence (>20%)
Clostridium difficile diagnosis
Severe Colitis, Toxic Megacolon, Sepsis
Organ Failure
Death



1
Disruption of normal microbiota
C. difficile colonization
Epithelium
Mucosa
Blood vessel

Disruption of microbiota and colonization of *C. diff*



2
Toxins A and B released
Monocyte
Neutrophil

Release of C. diff toxins



3
Pseudomembrane
Inflammation
Cell death

Degradation of colon cell junction & toxin transit to bloodstream

Source: McCollum, D,, Rodriguez, JM . Detection, Treatment, and Prevention of Clostridium difficile Infection. Clinical Gastroenterology and Hepatology 2012 Mar 19. https://doi.org/10.1016/j.cgh.2012.03.008

120

Source, CDC *NAAT = Nucleic Acid Amplification Test; **rCDI = recurrent CDI • RCDI** occurs in 20-30% of patients treated with standard of care • 40% of those patients will continue to recur with 2+ episodes • >29,000 patients die in the US each year from CDI • Cost burden of up to $4.8bn annually 121 Patient Population – Large, Diagnosable and Easy to Identify Large, Unmet Need with Significant Cost Burden • Symptoms caused by clostridium difficile tissue-damaging toxins released in the colon • Patients who experience >3 unformed stools are diagnosed via NAAT* for toxin gene or positive stool test for toxins • Patients who are at highest risk are those on antibiotics, and frequently visit hospitals or are living in a nursing home • More than 80% of cases occur among patients age 65 or older Clinical: C. diff ~730,000 Diagnosed US + EU5 patients Colleen – lived with rCDI 121

REC-3964 identified as a NCE that demonstrated strong rescue in HUVEC cells treated with C. diff toxin C. diff toxin B phenotype Healthy Control Disease State Healthy Cells REC-3964 0.1 µM Clinical: C. diff 122

Clinical: C. *diff*

REC-3964 : Selective Inhibitor of C. diff Toxins

REC-3964 is Recursion's 1st Small Molecule NCE to Reach the Clinic



Toxin
GT
1
Apical Surface / Gut Lumen
Cytoplasm
Legend:
GT
UDP-Glucose Glucosyltransferase
Toxin
GT
2
Toxin
GT
Toxin
GT
Toxin
Endosome
GT
3
OH
GT
O-glucose
RHO
Glucosylation
RHO
Active
UDP-glucose
UDP
Inactive
4
Intestinal barrier disruption:
• Inflammation
• Diarrhea
• Sepsis
• Colitis
Basolateral Surface

Adapted from Awad et al. 2014

1. C.diff toxins bind to cell surface receptors and trigger endocytic event
2. Autocatalytic cleavage event releases C.diff toxin's glucoyltransferase enzymatic domain into the cytosol of the infected cell
3. The glucosyltransferase locks Rho family GTPases in the inactive state
4. Inactivation of Rho GTPases alters cytoskeletal dynamics, induces apoptosis, and impairs barrier function which drives the pathological effects of C.diff infection

123

Adapted from Awad et al. 2014 Clinical: C. diff 3 1 2 4 REC-3964 binds and blocks catalytic activity of the toxin’s innate glucosyltransferase, but not the host's 5 5 REC-3964 is Recursion’s 1st Small Molecule NCE to Reach the Clinic 124

Clinical: C. *diff*

Further Confidence : Preclinical Studies Confirmed Recursion OS Insight

REC-3964 rescues barrier integrity with increasing concentrations



Resistance (normalized %)
100
50
0
0.0001
0.01
1
REC-3964 Concentration (Log µM)
Healthy Monolayer (100%)
Toxin-Damaged Monolayer (0%)

✓ REC-3964 restores gut epithelial barrier integrity, which when disrupted causes inflammation and diarrhea

REC-3964 improved probability of survival in a hamster model of C. difficile infection



Probability of Survival
100
50
0
0
2
4
6
8
Days
Treatment Ends
Non-Infected
Vehicle
REC-3964

✓ Improved probability of survival beyond treatment completion

125

126 Phase 1 FIH SAD/MAD Trial initiated in Q3 2022 • Enrollment is progressing • In several SAD cohorts and at least one MD cohort, REC-3964 has been extremely safe and well tolerated • Complete safety and PK data readout expected 2H 2023 Trial Design • Randomized, Double-blind Trial Population • Healthy Subjects • SAD (n = 56) • MAD (n = 50) Primary Objectives  Assess the safety & tolerability of SAD and MAD of REC-3964  Evaluate the PK profile of REC-3964 after single and multiple doses Clinical: C. diff Trial Update 126

Download Day 2023 Partnerships Matt Kinn Senior Vice President of Business Development

Partnership strategy Discovery Partnerships Partner in complex therapeutic areas requiring large financial commitment and competitive market dynamics Leverage partner knowledge and clinical development capabilities 128 Fibrosis Other large, intractable areas of biology Neuroscience *and a single oncology indication Internal Pipeline - Rare Genetic Diseases Internal Pipeline Build wholly-owned pipeline in indications with potential for accelerated path to approval Pipeline strategy Oncology Rare Disease

Fibrosis Neuroscience *and a single oncology indication • $30M upfront and $50M equity investment • Up to or exceeding $1.2B in milestones for up to or exceeding 12 programs • Mid single-digit royalties on net sales • Recursion owns all algorithmic improvements • $150M upfront and up to or exceeding $500M in research milestones and data usage options • Up to or exceeding $300M in possible milestones per program for up to 40 programs • Mid to high single-digit tiered royalties on net sales • Recursion owns or co-owns all algorithmic improvements (Announced Sep 2020; Expanded Dec 2021) (Announced Dec 2021) Trademarks are the property of their respective owners and used for informational purposes only. 129

Early DiscoveryScreening Brute Force (commenced 2020) Inferential Search (commenced 2022) Approach Late Discovery Transition to Inferential Search has accelerated new program initiation in 2022 Active Paused / Terminated Pre-programs 131

100% of projects to be sourced from inferential search in 2023 ~100 fibrosis-relevant genes ready for further study >500,000 Phenoprints Mapped 2 PB of data generated 40 million experiments performed 8 Projects initiated; 4 in 2022

Fibrosis Neuroscience *and a single oncology indication • $30M upfront and $50M equity investment • Up to or exceeding $1.2B in milestones for up to or exceeding 12 programs • Mid single-digit royalties on net sales • Recursion owns all algorithmic improvements • $150M upfront and up to or exceeding $500M in research milestones and data usage options • Up to or exceeding $300M in possible milestones per program for up to 40 programs • Mid to high single-digit tiered royalties on net sales • Recursion owns or co-owns all algorithmic improvements (Announced Sep 2020; Expanded Dec 2021) (Announced Dec 2021) Trademarks are the property of their respective owners and used for informational purposes only. 133

134

Financials & Milestones Michael Secora PhD Chief Financial Officer Download Day 2023

136 • Cash and cash equivalents • Currently projecting ~$550M at the end of 2022 • Operating costs and expenses • Currently projecting ~$275-295M in 2022 • Based on current operations, we project relatively flat operating costs and expenses in the near term • Revenue • Currently projecting ~$30-45M in 2022 • Potential for increased revenue in the near-term from the following sources: • Potential partnership option exercises • Potential additional partnership(s) • Revenue recognition from existing partnerships Condensed Consolidated Statements of Operations (Unaudited, in thousands) 2022 2021 2022 2021 Revenue Operating revenue $ 13,053 $ 2,500 $ 26,005 $ 7,500 Grant revenue 107 34 162 145 Total revenue $ 13,160 $ 2,534 $ 26,167 $ 7,645 Operating costs and expenses Cost of revenue $ 15,409 - $ 37,435 - Research and development 40,836 33,246 111,716 86,979 General and administrative 19,488 15,690 61,761 38,481 Total operating expenses $ 75,733 $ 48,936 $ 210,912 $ 125,460 Loss from operations ($62,573) ($46,402) ($184,745) ($117,815) Other income (loss), net 2,128 (1,026) 2,761 (3,731) Net loss ($60,445) ($47,428) ($181,984) ($121,546) Three months ended September 30 Nine months ended September 30

Trademarks are the property of their respective owners and used for informational purposes only. 2014 2016 2017 2018 2019 2020 2021 2022 2023 Recursion Founded Series A: $15M Series B: $60M Series C: $122M Series D: $239M $30M Bayer Upfront IPO: $502M $150M Roche/GNE Upfront PIPE: $150M 2015

What it takes to make this happen – a new kind of team and culture

Team Members

~500 Employees

43% Advanced degrees



- Life Sciences – biology, chemistry, development, etc.
- Technology – data science, software engineering, automation, etc.
- Strategic Operations

43% Female

55% Male

1% Non-Binary

Parity Pledge Signer - gender parity and people of color parity

ESG Highlights

✓ Inaugural ESG report in 2022 – reporting on **Healthcare and Technology Metrics**

✓ **100% of electricity** powering our Biohive-1 supercomputer comes from renewable sources

Community Impact

altitude lab
Founding Partner, Life Science Accelerator

biohive
Founding Member, Life Science Collective

Committed to ESG Excellence

Corporate ESG Performance Prime — RATED BY ISS ESG

Rated — MORNINGSTAR SUSTAINALYTICS

Data shown reflective of Q4 2022 and Recursion's 2022 ESG report

138

Our leadership team brings together experience & innovation to lead TechBio

Executive Team



CHRIS GIBSON, PHD
Co-Founder & CEO



TINA LARSON
President & COO
Roche Genentech ACHAOGEN



SHAFIQUE VIRANI, MD FRCS
Chief Business Officer & Interim CMO
Roche Genentech bridgebio



MICHAEL SECORA, PHD
Chief Financial Officer
LAURION



HEATHER KIRKBY, MBA
Chief People Officer
intuit



LAURA SCHAEVITZ, PHD
SVP and Head of Research
vium



BEN MABEY
Chief Technology Officer



KRISTEN RUSHTON, MBA
SVP of Business Operations
Myriad genetics



NATHAN HATFIELD, JD MBA
SVP and Head of Legal
WILSON SONSINI

Board of Directors



R. MARTIN CHAVEZ, PHD
Chairman of RXRX,
Board Member of Alphabet,
Vice-Chairman of 6th Street,
Former CFO/CIO of GS
Alphabet SIXTH STREET Goldman Sachs



CHRIS GIBSON, PHD
Co-Founder & CEO



DEAN LI, MD/PHD
Co-Founder of RXRX,
President of Merck Research Labs
MERCK THE UNIVERSITY OF UTAH



ZAVAIN DAR
Co-Founder & Partner of Dimension
DIMENSION LUX



TERRY-ANN BURRELL, MBA
CFO & Treasurer,
Beam Therapeutics
Beam THERAPEUTICS J.P.Morgan



ROB HERSHBERG, MD/PHD
Co-Founder/CEO/Chairman of HilleVax,
Former EVP/CSO/CBO of Celgene
Celgene



BLAKE BORGESON, PHD
Co-Founder of RXRX
MIRI BUILD A SIGN .com



ZACHARY BOGUE, JD
Co-Founder & Partner of Data Collective
DCVC

Trademarks are the property of their respective owners and used for informational purposes only.

139

What to watch for at Recursion

Upcoming Potential Milestones

Near-Term

- Potential **option exercises** for partnership **programs**
- Potential **option exercises** for **map building** initiatives or data sharing
- Potential for **additional partnership(s)** in large, intractable areas of **biology and / or technological innovation**
- **Ph1 clinical trial readout** for **Clostridium difficile Colitis** program expected **2H 2023**
- Potential for **additional INDs and clinical starts**, including **Ph1b/2 trial initiation** for **AXIN1/APC** program
- Potential for consolidation of **technologies, talent and assets** to accelerate the Recursion OS

Medium-Term

- Multiple **POC readout(s)** for AI-discovered programs
  - **NF2 interim safety** analysis expected **2024**
  - **CCM** top-line data expected **2H 2024**
- Potential for **additional INDs and clinical starts**
- Potential **option exercises** for partnership **programs**
- Potential **option exercises** for **map building** initiatives or data sharing
- Potential **additional partnership(s)** in large, intractable areas of **biology and / or technological innovation**
- Recursion OS moves towards **autonomous map building and navigation** with digital and micro-synthetic chemistry

Strong Financials ~**$550M in cash** and cash equivalents at the **end of 2022** with **potential for increased revenue** in the near term

140

Machine Learning and Automation 141

Q&A Chris Gibson PhD & Recursion Executive Team Download Day 2023

Closing Remarks Download Day 2023 Zavain Dar Director of Recurison